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EXHIBIT 1.3

                             Subscription Agreement
                             ----------------------



Pathfinder Business Resources, Inc.
33 Eleventh Avenue
Huntington Station, NY  11746

Gentlemen:

         The undersigned hereby confirms his (her) (its) subscription to purchase the number of shares of Common Stock of Pathfinder Business Resources, Inc. set forth below at a purchase price of $2.50 per share. Before completing this Subscription Agreement, the undersigned acknowledges his (her) (its) previous receipt of and opportunity to read and review each of the following:

         - Definitive Prospectus dated ________, 2001 which was received at least 48 hours prior to the confirmation to the undersigned of the shares subscribed hereunder.

         - Risk Disclosure Statement contained in Schedule 15G which begins with one page titled "Important Information on Penny Stock" and it has four attached pages titled "Further Information."

         - Written statement from the undersigned's broker-dealer setting forth pursuant to Section 15(g) of the Exchange Act of 1934, as amended, certain required information that the undersigned was required to receive from the broker-dealer and sign and return to the broker-dealer before executing the enclosed Subscription Agreement.

         The undersigned confirms that he (she) (it) executed the written statement described immediately above and returned same to the undersigned's broker-dealer before executing this Subscription Agreement.



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                                 SIGNATURE PAGE
                                  (INDIVIDUALS)


         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement the date specified below.

                                           Date of Investment: _______, 200__
Number of
Shares Subscribed at $2.50 per share : ____


--------------------------------           ----------------------------------
Signature of Investor                            Signature of Spouse
                                               (or Joint Investor, if any)

--------------------------------           ----------------------------------
Print Name of Investor                           Print Name of Spouse
                                               (or Joint Investor, if any)

--------------------------------           ----------------------------------
Social Security Number                     Social Security Number of Investor
                                           or Spouse (or Joint Investor, if any)

Investor                                   Spouse (or Joint Investor, If any)

Address:
       -------------------------           ----------------------------------
       -------------------------           ----------------------------------
       -------------------------           ----------------------------------

ACCEPTED AND AGREED TO
THIS ____ DAY OF _______, 200__

PATHFINDER BUSINESS RESOURCES, INC.

By:
   -----------------------------
Title:
      --------------------------

Number of shares accepted by the
Company
        ------------------------




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                                 SIGNATURE PAGE
                              (For Non-Individuals)

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement the date indicated in the space below.

Name of Entity (Print):
                        ---------------------
Address:
         ------------------------------------
         ------------------------------------
         ------------------------------------

State of Organization:
                       ----------------------

Tax Identification Number:
                           ------------------

By:     -----------------------------------
        Name:                                                       , 200
             ------------------------------             -------------     --
        Title:                                           Date of Investment
               ---------------------------


NUMBER OF SHARES SUBSCRIBED FOR:

$                                  ($2.50 per share)
 ---------------------------------


AGREED AND ACCEPTED TO THIS
                            -----
DAY OF                , 200
       ---------------     --
PATHFINDER BUSINESS RESOURCES, INC.


By:
    --------------------------------
         (name and title)


NUMBER OF SHARES ACCEPTED BY
THE COMPANY
            -------------------




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